UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2002

Schlotzsky’s, Inc.
(Exact name of registrant as specified in its charter)

TEXAS	0-27008	74-2654208
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

203 Colorado Street, Austin, Texas 78701

(Address of principal executive offices)

512-236-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the Registrant’s press release dated August 30, 2002, announcing the Registrant’s completion of the purchase of area developer rights from NS Associates I, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLOTZSKY’S, INC.

By:	/s/ John C. Wooley

John C. Wooley
Chairman of the Board, President
and Chief Executive Officer

Date: August 30, 2002

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Schlotzsky’s, Inc. Press Release dated August 30, 2002.